UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2009

ARYx THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle Fremont, California		94555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On January 12, 2009, ARYx Therapeutics, Inc. announced additional results from a Phase 2b clinical trial involving the product candidate, ATI-2042. A copy of the press release issued by ARYx on January 12, 2009 in connection with this announcement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1

Press release, dated January 12, 2009, entitled “ARYx Therapeutics, Inc. Provides Additional Data on Atrial Fibrillation Clinical Trial on ATI-2042 – Washout Data and Secondary End Points Reinforce Top-Line Efficacy.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 12, 2009

ARYX THERAPEUTICS, INC.

By:	/s/ David Nagler
David Nagler
Vice President, Corporate Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1

Press release, dated January 12, 2009, entitled “ARYx Therapeutics, Inc. Provides Additional Data on Atrial Fibrillation Clinical Trial on ATI-2042 – Washout Data and Secondary End Points Reinforce Top-Line Efficacy.”